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   For Ministry Use Only                                                                              Ontario Corporation Number
A l'usage exclusif de ministere                                                                     Numero de la societe en Ontario

                                                                                                               1161734



[PROVINCE OF     Ministry of           Ministere des Services
ONTARIO LOGO]    Consumer and          aux consommateurs
Ontario          Business Services     et aux entreprises
CERTIFICATE                            CERTIFICAT
This is to certify that these          Ceci certifie que les presents
articles are effective on              status entrent en vigueur le

                       JUNE 30 JUIN, 2004
---------------------------------------------------------------------

                            [Signature]
                     Director / Directrice
    Business Corporations Act / Loi sur les societes par actions

------------------------------------------------------------------------------------------------------------------------------------
                                                                      ARTICLES OF AMENDMENT
                                                                     STATUTS DE MODIFICATION

   Form 3        1.     The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
  Business              Denomination sociale actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT) :
Corporations
    Act                 MITEY CINEMA INC.


  Formule 3      2.     The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
 Loi sur les            Nouvelle denomination sociale de la societe (s'il y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT) :
societes par
  actions               PARKER PICTURES LTD.


                 3.     Date of incorporation/amalgamation:
                        Date de la constitution ou de la fusion :

                                                                           1995-12-22
                        ------------------------------------------------------------------------------------------------------------
                                                                       (Year, Month, Day)
                                                                       (annee, mois, jour)


                 4.     COMPLETE ONLY IF THERE IS A CHANGE IN THE NUMBER OF DIRECTORS OR THE MINIMUM / MAXIMUM NUMBER OF DIRECTORS.
                        IL FAUT REMPLIR CETTE PARTIE SEULEMENT SI LE NOMBRE D'ADMINISTRATEURS OU SI LE NOMBRE MINIMAL OU MAXIMAL
                        D'ADMINISTRATEURS A CHANGE.

                        Number of directors is/are:   OR   minimum and maximum number of directors is/are:
                        Nombre d'administrateurs :    OU   nombres minimum et maximum d'administrateurs :

                        Number                        OR   minimum and maximum
                        Nombre                        OU   minimum et maximum

                        --------------------               ---------------------


                 5.     The articles of the corporation are amended as follows:
                        Les statuts de la societe sont modifies de la facon suivante :

                        To change the name of the corporation to PARKER PICTURES LTD.


                 6.     The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business
                        Corporations Act.
                        La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.


                 7.     The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
                        Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le


                                                                          2004-Jun-28
                 -------------------------------------------------------------------------------------------------------------------
                                                                       (Year, Month, Day)
                                                                       (annee, mois, jour)

                 These articles are signed in duplicate.
                 Les presents statuts sont signes en double exemplaire.


                                                                        MITEY CINEMA INC.
                 -------------------------------------------------------------------------------------------------------------------
                                 (Name of Corporation) (if the name is to be changed by these articles set out current name)
                              (Denomination sociale de la societe) (Si l'on demande un changement de nom, indiquer ci-dessus la denomination sociale actuelle).


                 By/
                 Par :     G. Mary Ruby                                                                SECRETARY
                 ------------------------------------------------------------        -----------------------------------------------
                                          (Signature)                                            (Description of Office)
                                          (Signature)                                                  (Fonction)

07119 (03/2003)

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                       CERTIFICATE                                         CERTIFICAT
                       This is to certify that these                       Ceci certifie que les presents
                       articles are effective on                           statuts entrent en vigueur le

                                                 FEBRUARY 21 FEVRIER, 1996


                                                    Director/Directeur
                                  Business Corporations Act/Loi sur les societes par actions

                                                                                 Ontario Corporation Number
                                                                                Numero de la societe en Ontario

                                                                                           1161734


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   ARTICLES OF AMENDMENT
                                                                  STATUTS DE MODIFICATION

      Form 3
     Business
   Corporations
       Act

 Formule numero 3
   Loi sur les
    compagnies

                       1.  The present name of the corporation is:              Denomination sociale actuelle de la compagnie:
                       -----------------------------------------------------------------------------------------------------------
                       1161734 ONTARIO INC.
                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       2.  The name of the corporation is changed to (if        Nouvelle denomination sociale de la compagnie (s'il
                           applicable):                                         y a lieu):
                       -----------------------------------------------------------------------------------------------------------
                       MITEY CINEMA INC.
                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       3.  Date of incorporation/amalgamation:                  Date de la constitution ou de la fusion:

                                                                    22, December, 1995
                       ------------------------------------------------------------------------------------------------------------
                                                                   (Day, Month, Year)
                                                                  (jour, mois, annee)

                       4.  The articles of the corporation are amended as       Les statuts de la compagnie sont modifies de la
                           follows:                                             facon suivante:

                           To change the name of the Corporation to MITEY CINEMA INC.

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                       5.  The amendment has been duly authorized as            La modification a ete dument autorisee conformement
                           required by Sections 168 & 170 (as applicable)       a l'article 168 et, s'il y a lieu, a l'article 170
                           to the Business Corporations Act.                    de la Loi sur les compagnies.

                       6.  The resolution authorizing the amendment was         Les actionnaires ou les administrateurs (le cas
                           approved by the shareholders/directors (as           echeant) de la compagnie ont approuve la resolution
                           applicable) of the corporation on                    autorisant la modification

                                                                    20, February, 1996
                       ------------------------------------------------------------------------------------------------------------
                                                                    (Day, Month, Year)
                                                                    (jour, mois, annee)

                       These articles are signed in duplicate.                  Les presents statuts sont signes en double
                                                                                exemplaire.


                                                                                1161734 ONTARIO INC.
                                                                                ---------------------------------------------------
                                                                                             (Name of Corporation)
                                                                                     (Denomination sociale de la compagnie)

                                                                                By/Par: /s/ G. Mary Ruby     Secretary
                                                                                        -------------------------------------------
                                                                                        (Signature)         (Description of Office)
                                                                                        (Signature)               (Fonction)

                                                                                        G. Mary Ruby, Secretary
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                       CERTIFICATE                                         CERTIFICAT
                       This is to certify that these                       Ceci certifie que les presents
                       articles are effective on                           statuts entrent en vigueur le

                                                 FEBRUARY 21 FEVRIER, 1996


                                                    Director/Directeur
                                  Business Corporations Act/Loi sur les societes par actions

                                                                                    Ontario Corporation Number
                                                                                Numero de la compagnie en Ontario

                                                                                             1161734

                                                                  TRANS       LINE                   COMP      METHOD
                                                                  CODE         NO.        STAT       TYPE      INCORP.
                                                                 --------    --------    -------    -------    --------
                                                                    A           0          0          A           3
                                                                 --------    --------    -------    -------    --------
                                                                   18          20          28         29         30

                                                                             NOTICE
                                                                  SHARE       REQ'D              JURISDICTION
                                                                 --------    --------    ------------------------------
                                                                    S           N                   ONTARIO
                                                                 --------    --------    ------------------------------
                                                                   31          32        33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ARTICLES OF INCORPORATION
                                                                   STATUTS CONSTITUTIFS

      Form 1
     Business
   Corporations
       Act,
       1982

     Formule
     numero 1
   Loi de 1982
     sur les
    compagnies

                       1.  The name of the corporation is:                  Denomination sociale de la compagnie:
                           --------------------------------------------------------------------------------------------------------
                           1161734 ONTARIO INC.
                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------

                       2.  The address of the registered office is:             Adresse du siege social:

                           38 Isabella Street

                           --------------------------------------------------------------------------------------------------------
                                         (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                               (Rue et numero ou numero de la R.R. et, s'il s'agit d'un edifice a bureau, numero du bureau)

                            Toronto, Ontario                                                                          M4Y 1N1
                       ------------------------------------------------------------------------------------------------------------
                           (Name of Municipality or Post Office)                                                  (Postal Code)
                       (Nom de la municipalite ou du bureau de poste)                                             (Code postal)

                                                                                                     The Municipality of
                                       City of Toronto                        in                    Metropolitan Toronto
                       ------------------------------------------------                  ------------------------------------------
                         Name of Municipality, Geographic Township)       dans le/la      (County, District, Regional Municipality)
                             (Nom de la municipalite, du canton)                          (Comte, district, municipalite regionale)

                       3.  Number (or minimum and maximum number) of            Nombre (ou nombres minimal et maximal)
                           directors is:                                        d'administrateurs:

                           A minimum of 1 and a maximum of 5.

                       4.  The first director(s) is/are:                        Premier(s) administrateur(s):

                                                                                                                   Resident
                                                                                                                   Canadian
                                                             Residence address, giving Street & No. or R.R. No.,   State
                       First name, initials and last name    Municipality and Postal Code.                         Yes or No
                       Prenom, initiales et nom de famille   Adresse personnelle, y compris la rue et le numero,   Resident
                                                             le numero de la R.R., le nom de la municipalite et    Canadien
                                                             le code postal                                        Oui/Non
                       ------------------------------------- ----------------------------------------------------- ----------------
                       G. Mary Ruby                          113 Inglewood Drive                                   Yes
                                                             Toronto, Ontario
                                                             M4T 1H6

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                    5.       Restrictions, if any, on business the              Limites, s'il y a lieu, imposees aux activites
                             corporation may carry on or on powers the          commerciales ou aux pouvoirs de la compagnie.
                             corporation may exercise.

                             There are no restrictions.




                    6.       The classes and any maximum number of shares       Categories et nombre maximal, s'il y a lieu,
                             that the corporation is authorized to issue:       d'actions que la compagnie est autorisee a emettre:

                             The Corporation is authorized to issue an unlimited number of common shares.

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                    7.       Rights, privileges, restrictions and               Droits, privileges, restrictions et conditions,
                             conditions (if any) attaching to each class        s'il y a lieu, rattaches a chaque categorie
                             of shares and directors authority with             d'actions et pouvoirs des administrateurs relatifs
                             respect to any class of shares which may be        a chaque categorie d'actions qui peut etre emise
                             issued in series:                                  en serie:

                    The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

                    (1)   Payment of Dividends: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the
                    Corporation entitled to receive dividends in priority to or rateably with the holders of the common shares, the board of directors may in their sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

                    (2)   Participation upon Liquidation, Dissolution or Winding-up: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or rateably with the holders of the common shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

                    (3)   Voting Rights: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to 1 vote in respect of each common share held at all such meetings.

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                    8.       The issue, transfer or ownership of shares         L'emission, le transfert ou la propriete d'actions
                             is/is not restricted and the restrictions (if      est/n'est pas restreinte.  Les restrictions, s'il
                             any) are as follows:                               y a lieu, sont les suivantes:


                    The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either (a) the previous express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares or (b) the previous express sanction of the directors of the
                    Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

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                    9.       Other provisions, if any, are:                     Autres dispositions, s'il y a lieu:


                    (1)   The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

                    (2)   Any invitation to the public to subscribe for securities of the Corporation is prohibited.

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                    10.      The names and addresses of the incorporators are   Full residence address or address of registered
                             Nom et adresse des fondateurs                      office or of principal place of business giving
                             First name, initials and last name or corporate    street & No. or R.R. No., municipality and
                             name                                               postal code
                             Prenom, initiale et nom de famile ou               Adresse personnelle au complet, adresse du siege
                             denomination sociale                               social ou adresse de l'etablissement principal,
                                                                                y compris la rue et le numero, le numero de la
                                                                                R.R., le nom de la municipalite et le code postal
                    -------------------------------------------------------------------------------------------------------------

                             G. Mary Ruby                                       113 Inglewood Drive
                                                                                Toronto, Ontario
                                                                                M4T 1H6




                    These articles are signed in duplicate.                     Les presents statuts sont signes en double
                                                                                exemplaire.

                    --------------------------------------------------------------------------------------------------------------
                                                              Signatures of incorporators
                                                               (Signature des fondateurs)



                                                           /s/ G. Mary Ruby
                                                           ---------------------------------
                                                           G. Mary Ruby

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